SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CYMABAY THERAPEUTICS, INC.

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CYMABAY THERAPEUTICS, INC.

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(510) 293-8121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 3, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of CymaBay Therapeutics, Inc., a Delaware corporation. The meeting will be held on Tuesday, June 3, 2014 at 9:00 a.m. local time at 7677 Gateway Blvd., Conference Center 2nd Floor, Bay Room, Newark, CA 94560 for the following purposes:

1.	To elect the Board of Directors’ six nominees for director to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of CymaBay for its fiscal year ending December 31, 2014.

3.	To approve CymaBay’s 2013 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 500,000 shares.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 17, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 3, 2014 at 7677 Gateway Blvd., Conference Center 2nd Floor, Bay Room, Newark, CA 94560.

The proxy statement and annual report to stockholders

are available at http://www.astproxyportal.com/ast/18519.

By Order of the Board of Directors

/s/ Sujal Shah
Sujal Shah Secretary

Newark, California

April 21, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CYMABAY THERAPEUTICS, INC.

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(510) 293-8121

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

June 3, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of CymaBay Therapeutics, Inc. is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 23, 2014 to all stockholders of record entitled to vote at the annual meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 3, 2014.

How do I attend the annual meeting?

The meeting will be held on Tuesday, June 3, 2014 at 9:00 a.m. local time at 7677 Gateway Blvd., Conference Center 2nd Floor, Bay Room, Newark, CA 94560. Directions to the annual meeting may be found at http://www.astproxyportal.com/ast/18519. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 17, 2014, will be entitled to vote at the annual meeting. On this record date, there were 10,064,826 shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on April 17, 2014, your shares were registered directly in your name with CymaBay’s transfer agent, American Stock Transfer & Trust Company, LLC then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 17, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of the Board’s six nominees for director to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Ratification of selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of CymaBay for its fiscal year ending December 31, 2014; and

•	Approval of CymaBay’s 2013 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 500,000 shares.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-776-9437 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., California Time on June 2, 2014 to be counted.

•	To vote through the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on June 2, 2014 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from CymaBay. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon you have one vote for each share of common stock you own as of April 17, 2014.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, for instance, matters which may be considered by stockholders such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 3 without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all six of the Board’s nominees for director, “For” the ratification of selection by the Audit Committee of the Board of Ernst & Young as the independent registered public accounting firm of CymaBay for its fiscal year ending December 31, 2014 and “FOR” the approval of proposed 500,000 share increase in the number of shares of common stock authorized for issuance under CymaBay’s 2013 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to CymaBay’s Secretary at 7999 Gateway Blvd., Suite 130, Newark, CA 94560.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 24, 2014, to CymaBay’s Secretary at 7999 Gateway Blvd., Suite 130, Newark, CA 94560 provided, however, that if our 2015 annual meeting of stockholders is held before May 4, 2015, or after July 3, 2015, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2015 annual meeting of stockholders. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must provide specified information in writing to our corporate Secretary at the address above no earlier than February 3, 2015, and no later than March 5, 2015, except that if our 2015 annual meeting of stockholders is held before May 4, 2015, or after July 3, 2015, notice by the stockholder to be timely may be received not later than the close of business on the tenth day following the day on which such public announcement of the date of such meeting is made. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count (a) for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and (b) with respect to Proposals No. 2 and 3 “For,” “Withhold” abstentions and if applicable, broker non-votes.

Abstentions will be counted towards the vote total for Proposals 2 and 3, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•	For the election of directors, the six nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.

•	To be approved, Proposal No. 2, ratification of selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of CymaBay for its fiscal year ending December 31, 2014, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 3, approval of CymaBay’s 2013 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 500,000 shares, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 10,064,826 shares outstanding and entitled to vote. Thus, the holders of 5,032,414 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

CymaBay’s Board of Directors consists of six directors. There are six nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. It is CymaBay’s policy to encourage nominees for directors to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the six nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by CymaBay. Each person nominated for election has agreed to serve if elected. CymaBay’s management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this proxy statement.

The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct CymaBay’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Each of Dr. Goldfischer, Dr. Penhoet and Mr. von Emster was appointed as directors by our Board pursuant to the terms of our voting agreement with our investors in effect at the time giving certain investors the right to designate persons to become directors, with Bay City Capital Fund II, L.P. designating Dr. Goldfischer as its designee for appointment to the Board, Alta BioPharma Partners III, L.P. designating Dr. Penhoet as its designee for appointment to the Board, and MPM BioEquities Master Fund, LP designating Mr. von Emster as its designee for appointment to the Board.

NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH CYMABAY
Dr. Harold E. Van Wart, Ph.D.	66	President, Chief Executive Officer, Director
Dr. Louis G. Lange, M.D., Ph.D.	65	Director
Dr. Carl Goldfischer, M.D.	55	Director
Dr. Hari Kumar, Ph.D.	58	Director
Dr. Edward Penhoet, Ph.D.	73	Director
Mr. Kurt von Emster	46	Director

Harold E. Van Wart, Ph.D. has served as CymaBay’s President since April 2001 and Chief Executive Officer and member of its board of directors since 2003. He served as Chief Operating Officer from December 2002 to January 2003 and Senior Vice President, Research and Development from October 2000 to December 2002. From 1999 to 2000, Dr. Van Wart was vice president and therapy area head for arthritis and fibrotic diseases at Roche Biosciences, a biopharmaceutical company. From 1992 to 1999, he was vice president and director of the institute of biochemistry and cell biology at Syntex Corporation, a biopharmaceutical company acquired by Roche Biosciences in 1994. From 1978 to 1992, Dr. Van Wart served on the faculty of Florida State University. Dr. Van Wart holds a Ph.D. from Cornell University and a B.A. from SUNY Binghamton. Dr. Van Wart has been a member of the board of directors of Conatus Pharmaceuticals since 2007. He currently also serves on the Emerging Companies and Health Section Governing Boards of the Biotechnology Industry Organization (BIO), as well as on its board of directors, and on the board of directors and executive committee at BayBio.

Louis G. Lange, M.D., Ph.D. has been a member of our Board since November 2003 and has been chairman of the board since October 2009. Dr. Lange was elected to the Board due to his significant drug development experience and leadership roles held in various companies and academic institutions. Dr. Lange has 22 years experience in academic medicine at Harvard and Washington University, where he served as Chief of Cardiology and Professor of Medicine at Jewish Hospital from 1985-1992 and was one of the first academicians in molecular cardiology. He founded CV Therapeutics, Inc. in 1990 and as Chairman, CEO and Chief Scientific Officer, led CV Therapeutics, Inc.’s initial public offering in 1996 and the overall pipeline development and the initiatives for U.S. FDA and European EMEA approval for Ranexa®, a late sodium channel blocker. He also led the approval of Lexiscan®, an adenosine A2a receptor agonist for use in myocardial perfusion imaging studies. Dr. Lange oversaw CV Therapeutics, Inc. and its sale to Gilead Sciences Inc. in 2009 for $1.4 billion dollars. As a member of the Board of Trustees at the University of Rochester since 1998 and as Chair of the Health Affairs committee that oversaw all of the medical operations, Dr. Lange has been part of the leadership team for strategic re-invigoration of the medical center with construction of two research buildings and recruitment of over 100 faculty members. As a member of the board of directors of BIO from 1999 to 2009, Dr. Lange led the largest committee of member companies for two years and was picked as one of two biotech executives to attend the ceremonies at the White House for the signing of the Bioterrorism bill in 2004. Dr. Lange served as a member of the board of directors of CV Therapeutics, Inc. from 1990 to 2009 and as a member of the board of directors of Maxygen, Inc. from 2006 through 2013. Dr. Lange has been a member of the board of directors of Esperion Therapeutics, Inc. since 2013. Dr. Lange has been a General Partner at Asset Management since 2009; remains a senior advisor to Gilead Sciences Inc. and serves on numerous other Boards in both the non-profit and for-profit arena.

Carl Goldfischer, M.D. has been a member of our Board since August 2003. Dr. Goldfischer was elected to the Board as a result of Bay City Capital’s investment in the company and his in depth knowledge of the pharmaceutical industry. Dr. Goldfischer is an investment partner and managing director of Bay City Capital, serving as a member of the board of directors and executive committee, and has been with the firm since December 2000. His background includes extensive public and private investment and transaction work, as well as clinical trial development knowledge. Prior to joining Bay City Capital, Dr. Goldfischer was chief financial officer of ImClone Systems Inc. Previously, he was a research analyst with the Reliance Insurance Company, helping to establish its portfolio and presence in the health care investment community. Dr. Goldfischer is a member of the board of directors for BrainCells Inc., Cydan, EnteroMedics Inc. and Epizyme, Inc. Dr. Goldfischer received a M.D. with honors in scientific research from Albert Einstein College of Medicine and a B.A. from Sarah Lawrence College.

Hari Kumar, Ph.D. has been a member of our Board since September 2012. Dr. Kumar was elected to the Board as a result his in depth knowledge and experience in the pharmaceutical industry. Dr. Kumar has over 25 years of pharmaceutical experience. Dr. Kumar worked at Hoffmann-La Roche Inc. serving in the capacity of research, sales and marketing, lifecycle management and finally to business development. During the period 1996 through 1999, Dr. Kumar moved to Eisai Ltd, as their European Marketing Director before returning to

Roche in 1999. While with Roche, Dr. Kumar was involved in guiding cross functional teams at Roche for the Transplantation franchise which resulted in the growth of the products in the franchise to achieve billion dollar sales. Dr. Kumar also identified and partnered valuable products that have enhanced Roche’s portfolio, including Isotechnika, Biotie, Biocryst and Actellion. Dr. Kumar has overseen the launch of the immunosuppressive, CellCept®, the Alzheimer’s drug, Aricept® and gastric ulcer drug, Aciphex®. He joined Amira Pharmaceuticals, Inc. in 2007 as its Chief Business Officer and, after Amira’s acquisition by Bristol Meyer Squibb in 2011, became Chief Executive Officer of Panmira Pharmaceuticals LLC. In July 2013, he was appointed Chief Executive Officer and Board Director of Adheron Therapeutics, Inc. Having trained as an immunologist at University College London where he completed his Ph.D. under the supervision of Prof N.A. Mitchison, Dr. Kumar completed a postdoctoral fellowship at Tufts New England Medical Center in Boston and another fellowship at the Marie Curie Cancer Research Centre in UK.

Edward E. Penhoet, Ph.D. has been a member of our Board since November 2004. Dr. Penhoet was elected to the Board as a result of Alta Partners’ investment in CymaBay and his because of his in depth knowledge and experience in the pharmaceutical industry. Dr. Penhoet joined Alta Partners in 2000 as a Director and has been employed full time at Alta Partners since 2008. He currently serves on the board of directors of Immune Design Corp. and Scynexis, Inc. Dr. Penhoet served as a member of the board of directors of Chemocentryx, Inc. from January 2007 through July 2013, as a member of the board of directors of Veloxis Pharmaceuticals A/S from July 2011 through July 2013, and as a member of the board of directors of Zymogenetics, Inc. from May 2000 through October 2010. A co-founder of Chiron Corporation an international biopharmaceutical company specializing in vaccine and blood testing units, Dr. Penhoet served as Chiron’s President and Chief Executive Officer from its formation in 1981 until April 1998. He served as Vice- Chair of the governing board of the Independent Citizens Oversight Committee for the California Institute of Regenerative Medicine (CIRM) from 2005 to 2010, and served as the President of the Gordon and Betty Moore Foundation from 2004 to 2008. Dr. Penhoet was appointed to President Obama’s Council of Advisors on Science and Technology (PCAST). PCAST is an advisory group comprised of 20 of the nation’s leading scientists and engineers who directly advise the President and the Executive Office of the President. For 10 years prior to founding Chiron, Dr. Penhoet was a faculty member of the Biochemistry Department of the University of California, Berkeley. Dr. Penhoet is the immediate past Dean of the School of Public Health at the University of California, Berkeley. He is a member of both the Institute of Medicine of the National Academies and the American Academy of Arts and Sciences. He has co-authored more than 50 scientific articles and papers.

Kurt von Emster, CFA has been a member of our Board since April 2009. Mr. von Emster was elected to the Board as a result of MPM BioEquities Master Fund LP’s investment in the company and because of his in depth knowledge of the pharmaceutical industry. Mr. von Emster is a co-founder and Managing Partner of venBio LLC. He has been an institutional biotechnology and health care analyst and portfolio manager for 23 years. He is a member of the board of directors of Aurinia Pharmaceuticals Inc. and Cytos Biotechnology AG, a former member of the board of Facet Biotech Corporation (sold to Abbott Laboratories in 2010) and Somaxon Pharmaceuticals, Inc. (sold to Pernix Therapeutics Holdings, Inc. in 2013), and a former board observer of Acceleron Pharma Inc. Mr. von Emster’s investment career started in 1989 at Franklin Templeton Investments where he founded and managed several health and biotechnology funds in the 1990s, each achieving a 5-star Morningstar ranking. In 2000, he was managing over $2B in biotech and health care funds for Franklin Templeton. In 2001, Mr. von Emster became a General Partner at MPM Capital, a leading biotechnology private equity firm, and launched the MPM BioEquities Fund, a cross over public and private biotechnology hedge fund. He was the portfolio manager of this fund from inception in 2001 until his departure in 2009. He also co-founded the MPM Biogen Idec Strategic Fund during his tenure at MPM. Mr. von Emster is based in venBio’s San Francisco office.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards (for which the CymaBay has submitted a listing application) a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with CymaBay’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and CymaBay, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NASDAQ listing standards: Dr. Lange, Dr. Goldfischer, Dr. Kumar, Dr. Penhoet and Mr. von Emster. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with CymaBay.

BOARD LEADERSHIP STRUCTURE

The Board of Directors of CymaBay has an independent chair, Dr. Lange, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. CymaBay believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of CymaBay. In addition, CymaBay believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of CymaBay and its stockholders. As a result, CymaBay believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

The Board has an active role, as a whole and also at the committee level, in overseeing management of CymaBay’s risks. The Board regularly reviews information regarding CymaBay’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and CymaBay’s independent registered public accounting firm, as appropriate, CymaBay’s major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to CymaBay’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met eight times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2013 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Dr. Louis G. Lange			X	*
Dr. Carl Goldfischer	X	*	X
Dr. Edward E. Penhoet			X
Dr. Hari Kumar	X				X
Mr. Kurt von Emster^					X	*
Total meetings in fiscal 2013	2		2		0

*	Committee Chairperson
^	Mr. von Emster was appointed to our Audit Committee in January, 2014

Below is a description of each committee of the Board of Directors.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to CymaBay.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee CymaBay’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on CymaBay’s audit engagement team as required by law; review and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by CymaBay regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review CymaBay’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of CymaBay’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of three directors: Dr. Goldfischer, Dr. Kumar and Mr. von Emster. The Audit Committee met two times during the fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on CymaBay’s website at http://ir.cymabay.com/governance-docs.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of CymaBay’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standard). The Board has also determined that Dr. Goldfischer qualifies as an “audit committee financial expert,” as defined in applicable rules and regulations promulgated by the SEC, and satisfies the financial sophistication requirements of the NASDAQ listing standards. For Dr. Goldfischer, the Board made a qualitative assessment of his individual levels of knowledge and experience, based on a number of factors, including his respective formal education and the fact that Dr. Goldfischer was a chief financing officer for a public company.

Report of the Audit Committee of the Board of Directors1

From October 2013 to January 2014, two independent, non-employee directors composed the Audit Committee: Dr. Goldfischer and Dr. Kumar. Mr. von Emster was appointed as a member of the Audit Committee in January 2014.

Management is responsible for CymaBay’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of CymaBay’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013, with management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in CymaBay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Dr. Carl Goldfischer

Dr. Hari Kumar

Mr. Kurt von Emster

Compensation Committee

The Compensation Committee is composed of three directors: Dr. Lange, Dr. Goldfischer and Dr. Penhoet. All members of CymaBay’s Compensation Committee are independent as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards. The Compensation Committee met two times during the fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on CymaBay’s website at http://ir.cymabay.com/governance-docs.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee CymaBay’s compensation strategy, policies, plans and programs, including:

•	establishment of corporate and individual performance objectives relevant to the compensation of CymaBay’s executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of CymaBay’s Chief Executive Officer and the other executive officers and directors; and

•	administration of CymaBay’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedure

CymaBay expects that the Compensation Committee will meet at least two times annual and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the CEO. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of CymaBay. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of CymaBay, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The Compensation Committee anticipates engaging a compensation consultant in 2014 after taking into consideration the six factors prescribed by the SEC and NASDAQ.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of CymaBay (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for CymaBay.

The Nominating and Corporate Governance Committee is composed of two directors: Dr. Kumar and Mr. von Emster. All members of the Nominating and Corporate Governance Committee are independent as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards. The Nominating and Corporate Governance Committee did not meet during the fiscal year. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on CymaBay’s website at http://ir.cymabay.com/governance-docs.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of CymaBay, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of CymaBay’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of CymaBay and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and CymaBay, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to CymaBay during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 7999 Gateway Blvd., Suite 130, Newark, CA 94560 by January 1 of the year in which such director is to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of CymaBay’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

CymaBay has adopted a formal communication policy which provides that stockholders wishing to communicate with the Board of Directors or an individual director regarding any matter, other than concerns or complaints about CymaBay’s accounting, internal controls or auditing matters, may send a written communication addressed as follows: Chief Financial Officer, CymaBay Therapeutics, Inc., 7999 Gateway Blvd., Suite 130, Newark, CA 94560. Communications also may be sent by e-mail to the following address shareholders@cymabay.com. Any concerns or complaints about CymaBay’s accounting, internal controls or auditing matters should be submitted in compliance with CymaBay’s Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters. CymaBay’s Chief Financial Officer will review each communication. The Chief Financial Officer will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the Chief Financial Officer will discard the communication. A copy of CymaBay’s stockholder communication policy is posted at CymaBay’s website at http://ir.cymabay.com/governance-docs.

CODE OF BUSINESS CONDUCT AND ETHICS

CymaBay has adopted the CymaBay Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on CymaBay’s website at http://ir.cymabay.com/governance-docs. If CymaBay makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, CymaBay will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited CymaBay’s financial statements since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither CymaBay’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as CymaBay’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of CymaBay and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to CymaBay for the fiscal years ended December 31, 2013, and December 31, 2012, by Ernst & Young LLP, CymaBay’s principal accountant.

	Fiscal Year Ended
	2013	2012
	(in thousands)
Audit Fees(1)	$1,178,450	$160,118
Audit-related Fees (specifically describe audit-related fees incurred)(2)
Tax Fees (specifically describe tax fees incurred)(3)
All Other Fees (specifically describe all other fees incurred)(4)

Total Fees	$1,178,450	$160,118

(1)	Audit Fees consisted of fees and expenses covering the audits of the Company’s financial statements which were billed during the respective year, including the audit of our annual financial statements and review of our interim quarterly report, as well as a review of our Form 10 as filed with the SEC on August 12, 2013, and each amended thereto and our Form S-1 Registration Statement as filed with the SEC on November 29, 2013, as amended.
(2)	There were no other Audit-Related Fees billed by Ernst and Young LLP for the years ended December 31, 2013 and December 31, 2012, respectively.
(3)	There were no other Tax Fees billed by Ernst and Young LLP for the years ended December 31, 2013 and December 31, 2012, respectively.
(4)	There were no other fees billed by Ernst and Young LLP for expenses for the years ended December 31, 2013 and December 31, 2012, respectively.

During the fiscal year ended December 31, 2013 none of the total hours expended on CymaBay’s financial audit by Ernst & Young LLP were provided by persons other than Ernst & Young LLP full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by CymaBay’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF 2013 EQUITY INCENTIVE PLAN, AS AMENDED

In September 2013, our Board of Directors adopted, and our stockholders subsequently approved, the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, or the 2013 Plan, which became effective on September 25, 2013. The 2013 Plan was the successor to the CymaBay Therapeutics, Inc. 2003 Equity Incentive Plan, as amended, or the 2003 Plan. At the time it became effective, the maximum number of shares of our common stock reserved for issuance under the 2013 Plan was 577,294 shares, which number was the sum of (i) 483,160 new shares plus (ii) the 94,134 shares underlying stock awards granted under the 2003 Plan that were outstanding as of the effective date of the 2013 Plan which expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares. The 2013 Plan contained an “evergreen” provision, pursuant to which the number of shares of common stock available for issuance under the 2013 Plan would automatically increase on January 1 of each year, beginning on January 1, 2014 and continuing through and including January 1, 2023, by 5% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

On March 18, 2014, the Board of Directors approved the 2013 Plan, as amended, contingent on stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2013 Plan by 500,000 shares. We refer to the 2013 Plan, as amended by the Board of Directors on March 18, 2014, as the “Amended Plan” throughout this proxy statement.

In this Proposal 3, our Board of Directors is requesting stockholder approval of the Amended Plan in order to (i) increase the number of shares of common stock authorized for issuance under the Amended Plan by 500,000 shares, and (ii) for purposes of Section 162(m) of the Code, (a) confirm the applicable award limits for purposes of compliance with Section 162(m), (b) confirm existing performance criteria upon which performance goals may be based with respect to performance awards under the Amended Plan, and (c) confirm existing permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under the Amended Plan.

Why we are asking our stockholders to approve the Amended Plan

Stockholders are requested in this Proposal 3 to approve the Amended Plan. The Board of Directors believes that the increase in the number of shares remaining available for issuance under the 2013 Plan is necessary, in light of our current capitalization, to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of stock awards to attract and retain key employees, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. We grant options or other stock awards to newly hired or continuing employees based on both competitive market conditions and individual performance.

Approval of the Amended Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance awards under the Amended Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Code Section 162(m) of the Code denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation and we believe it is in the best interests of CymaBay and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the Amended Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the Amended Plan (as described in the summary below).

If this Proposal 3 is approved by our stockholders, the Amended Plan will become effective June 3, 2014. In the event that our stockholders do not approve this Proposal 3, the 2013 Plan will continue to be effective in accordance with its terms.

We Manage our Equity Incentive Award Use Carefully

The Compensation Committee carefully monitors our annual burn rate, dilution, and equity expense to ensure that we maximize stockholders’ value by granting only the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. Please see Note 11 to our Annual Report as filed with the SEC on March 31, 2014 with respect our stock plan activity for the periods there under.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan continues to include provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	Flexibility in designing equity compensation scheme. The Amended Plan allows us to provide a broad array of equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards and performance-based cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•	Broad-based eligibility for equity awards. We grant equity awards to a significant number of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

•	Submission of Amended Plan amendments to stockholders. The Amended Plan requires stockholder approval for material amendments.

•	Reasonable limit on equity awards. The Amended Plan limits the number of shares of common stock available for equity awards such that no person may be granted stock awards covering more than 1,000,000 shares of our common stock under our Amended Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 1,000,000 shares or a performance cash award having a maximum value in excess of $1,000,000.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the Amended Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

Description of the Amended Plan

The material features of the Amended Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety, which is appended to this proxy statement as Appendix A.

Types of Awards

The terms of the Amended Plan provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to approval of this Proposal 3, the total number of shares of our common stock reserved for issuance under the Amended Plan will not exceed 1,550,047, which number is the sum of (i) the 483,160 shares originally reserved for issuance under the 2013 Plan, plus (ii) an additional 500,000 new shares, plus (iii) the 472,753 shares added on January 1, 2014, pursuant to the 2013 Plan’s “evergreen” provision, plus (iv) the 94,134 shares underlying stock awards granted under the 2003 Plan that were outstanding as of the effective date of the 2013 Plan which expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares. This aggregate number is referred to as the “Share Reserve.” In addition, pursuant to the Amended Plan’s “evergreen” provision, the Share Reserve will automatically increase on January 1 of each year, continuing through and including January 1, 2023, by 5% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

As of March 28, 2014, stock options covering an aggregate of 906,796 shares of our common stock were outstanding. The weighted average exercise price of all options was approximately $6.13, and the weighted average remaining term of such options was approximately 9.48 years. As of March 28, 2014, incentive awards covering an aggregate of 222,861 shares of our common stock, which may be settled at our sole discretion in cash or the right to purchase shares of our common stock, were outstanding. The weighted average exercise price of all incentive awards was approximately $5.00, and the weighted average remaining term of such incentive awards was approximately 9.75 years. As of March 28, 2014, there were no shares subject to any other types of awards outstanding. As of March 28, 2014, 143,251 shares remained available for future grant under the 2013 Plan (not including shares that would be added to the 2013 Plan pursuant to the “evergreen” provision). As of April 17, 2014, the closing price of our common stock as reported on the OTC Bulletin Board was $7.00 per share. A total of 10,064,826 shares of common stock were outstanding as of the record date.

If a stock award granted under the Plan (1) expires or otherwise terminates without all of the shares covered by the stock award being issued, or (2) is settled in cash (that is, the holder of the stock award receives cash rather than stock), the expiration, termination, or settlement of the stock award will not reduce or offset the number of shares of our common stock that may be issued under the Plan. If any shares of our common stock issued under a stock award granted under the Plan are forfeited back to or repurchased by us because of the failure to vest, then the forfeited or repurchased shares will revert to and again become available for issuance under the Plan. Any shares that we reacquire in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise price or purchase price of a stock award will again become available for issuance under the Plan.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in the Amended Plan and may receive all types of awards; provided that incentive stock options may be granted under the Amended Plan only to our employees (including officers) and employees of our affiliates. As of March 3, 2014, we have 15 employees, five non-employee directors and approximately four active consultants.

Grant Limits

Under the Amended Plan, no person may be granted stock awards covering more than 1,000,000 shares of our common stock under our Amended Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 1,000,000 shares or a performance cash award having a maximum value in excess of $1,000,000. Such limits are designed allow us to grant awards that are exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The Amended Plan is administered by our Board of Directors, which may in turn delegate authority to administer the Amended Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the Amended Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee. Each of the Board of Directors and the Compensation Committee are considered to be the “Plan Administrator” for purposes of this Proposal. Subject to the terms of the Amended Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Amended Plan.

The Plan Administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing, Cancellation and Re-Grant of Stock Awards

Under the Amended Plan, the Plan Administrator has the authority to reprice any outstanding stock award by reducing the exercise, purchase or strike price of the stock award or to cancel any outstanding stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the Amended Plan pursuant to stock option agreements. The Amended Plan permits the grant of stock options that qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended Plan may not exceed ten years and, in some cases (see “Limitations” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the Amended Plan generally terminate 90 days after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder’s termination; or (iv) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended Plan will be determined by the Plan Administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the Plan Administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the Plan Administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the Amended Plan is 5,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the Amended Plan.

Performance Awards

The Amended Plan allows us to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board of Directors also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Amended Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the Amended Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) user satisfaction; (30) stockholders’ equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (38) the number of users, including but not limited to unique users; (39) employee retention; and (40) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our Board of Directors.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, the Compensation Committee (and the Board of Directors, to the extent that an award is not intended to comply with Section 162(m) of the Code) may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by CymaBay achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of CymaBay by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under CymaBay’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles, and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the stock award agreement or the written terms of a performance cash award.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the Amended Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator.

Clawback/Recovery

Stock awards granted under the Amended Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the Board of Directors may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Dissolution or Liquidation

Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of CymaBay, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of our common stock not subject to a forfeiture condition or CymaBay’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to CymaBay’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by CymaBay notwithstanding the fact that the holder of such stock award is providing continuous service; provided, however, that the Board may, in its sole discretion, cause some or all the stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such stock awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

Corporate Transactions

In the event of a corporate transaction (as defined in the Amended Plan and described below), the Board of Directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

•	arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•	cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

•	make a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the Amended Plan, a “corporate transaction” generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the Amended Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the Amended Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

A “change of control” generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined outstanding voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Plan Amendments and Termination

Our Board of Directors will have the authority to amend or terminate the Amended Plan at any time. However, except as otherwise provided in the Amended Plan, no amendment or termination of the Amended Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the Amended Plan as required by applicable law and listing requirements. No ISOs may be granted under the Amended Plan after the tenth anniversary of the earlier of the date the Amended Plan was adopted by the Board of Directors or approved by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The Amended Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the Amended Plan stock appreciation rights separate from any other award or in tandem with other awards under the Amended Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

In December 2013, as permitted by the 2013 Plan, CymaBay issued certain incentive awards to directors, employees and a consultant which are indexed to 220,266 shares of CymaBay’s common stock and are exercisable at $5 per share when vested. CymaBay may determine at its option whether to settle exercised awards in shares of common stock or in cash. Each recipient’s incentive award defines the number of common shares that may be acquired upon exercise provided CymaBay chooses to settle in shares. The 2013 Plan currently does not have sufficient shares available for issuance to settle the incentive awards in stock. In the event that the Amended Plan is approved, a portion of the new shares will be reserved for the settlement of incentive awards. The table below shows as to the listed individuals and specified groups, the number of shares subject to incentive awards as of March 28, 2014.

Name and Position	Number of Shares Underlying Incentive Awards
Named executive officers
Harold Van Wart, Ph.D.	95,997
President, Chief Executive Officer & Director
Sujal Shah	38,917
Chief Financial Officer
Charles A. McWherter, Ph.D.	31,134
Senior Vice President, Chief Scientific Officer
All current executive officers as a group	166,048
All current non-employee directors as a group	23,349
Each associate of any director or executive officer	—
Each other person who received or is to receive 5% of rights granted under the 2013 Plan	—
All employees, including all current officers who are not executive officers, as a group	31,129

Plan Benefits

The table below shows, as to the listed individuals and specified groups, the number of shares subject to awards previously granted under the 2013 Plan (even if not currently outstanding) since its approval by the stockholders in 2013 and through March 28, 2014.

Name and Position	Number of Shares Underlying Awards
Named executive officers
Harold Van Wart, Ph.D.	445,011
President, Chief Executive Officer & Director
Sujal Shah	194,589
Chief Financial Officer
Charles A. McWherter, Ph.D.	145,610
Senior Vice President, Chief Scientific Officer
All current executive officers as a group	785,210
All current non-employee directors as a group	109,888
Each associate of any director or executive officer	—
Each other person who received or is to receive 5% of rights granted under the 2013 Plan	—
All employees, including all current officers who are not executive officers, as a group	137,621

Required Vote and Board of Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our Board of Directors believes that approval of Proposal 3 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of CymaBay’s equity compensation plans in effect as of December 31, 2013 which consists of our 2003 Equity Incentive Plan and 2013 Equity Incentive Plan.

		Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category		(a)		(b)	(c)
Equity compensation plans approved by security holders	2003 Equity Incentive Plan	89,556		17.88	0
	2013 Equity Incentive Plan	707,963	(1)	5.00	41
Equity compensation plans not approved by security holders		—		—	—
Total		797,519		6.45	41

(1)	Includes 220,266 shares that may be settled at the sole discretion of CymaBay, by either (1) the holder’s purchase of the number of shares of our common stock at the exercise price per share on the date of grant or (2) the holder’s receipt of a cash payment equal to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share on the date of grant, multiplied by the portion of the award being exercised.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets forth certain information concerning our executive officers as of April 17, 2014:

Name	Age	Position
Dr. Harold E. Van Wart	66	President, Chief Executive Officer
Mr. Sujal Shah	40	Chief Financial Officer
Dr. Charles A. McWherter	59	Senior Vice President, Chief Scientific Officer
Dr. Pol Boudes	56	Chief Medical Officer
Dr. Robert L. Martin	51	Vice President, Nonclinical Development and Project Management
Mr. Patrick J. O’Mara	52	Vice President, Business Development

Dr. Harold E. Van Wart’s biography is included above under the section titled “Proposal 1—Election of Directors.”

Sujal Shah joined CymaBay as Chief Financial Officer in December of 2013. Prior to that he served as a consultant and acting Chief Financial Officer since June 2012. From 2010 to 2012, Mr. Shah served as Director, Health Care Investment Banking for Citigroup Inc., where he was responsible for managing client relationships and executing strategic and financing related transactions for clients focused in life sciences. From 2004 to 2010 Mr. Shah was employed with Credit-Suisse, last serving in the capacity as Vice President, Health Care Investment Banking Group. Mr. Shah received a MBA from Carnegie Mellon University—Tepper School of Business in 2004 and a M.S. from Northwestern University in Biomedical Engineering in 1997.

Charles A. McWherter, Ph.D. has served as our Senior Vice President and Chief Scientific Officer since July 2007. From 2003 to 2007, he served as Vice President and head of the cardiovascular therapeutics areas of Pfizer Inc., a biopharmaceutical company. From 2001 to 2003, Dr. McWherter served as Vice President of Drug Discovery at Sugen, Inc., a biopharmaceutical company acquired by Pfizer Inc. in 2003. Dr. McWherter obtained his Ph.D. from Cornell University.

Pol Boudes, M.D. joined CymaBay in April 2014 as our Chief Medical Officer. Prior to joining CymaBay, Dr. Boudes was Chief Medical Officer at Amicus Therapeutics. From 2004 to 2009, Dr. Boudes was with Berlex Laboratories (which merged with Bayer HealthCare Pharmaceuticals in 2006) where he held the position of Vice President, Global Clinical Development, Women’s Health Care US. From 1990 to 2004, he held positions of increasing responsibility with Wyeth-Ayerst Research both in Philadelphia, PA and in Europe, with Hoffmann-La Roche, and with Pasteur-Merieux Serums & Vaccines. Dr. Boudes received his M.D. from the University of Aix-Marseilles, France. He completed his internship and residency in Marseilles and in Paris, France and was an Assistant Professor of Medicine at the University of Paris. He is specialized in Endocrinology and Metabolic Diseases, Internal Medicine, and Geriatric diseases.

Robert L. Martin, Ph.D. has served as our Vice President of Nonclinical Development and Project Management since 2008. Dr. Martin served as our Sr. Director of Preclinical Development and Project Management from 2006 to 2008 and our Director of Preclinical Development and Project Management from 2004 to 2006. From 1994 to 2004, Dr. Martin served in various positions with Roche Palo Alto, a division of F. Hoffman-La Roche Ltd. Dr. Martin obtained his Ph.D. in Biochemistry from the University of California, Davis.

Patrick J. O’Mara joined CymaBay in 1991 and has served CymaBay in a variety of operational and business development positions. He became Vice President for Business Development in August 2006. Before joining CymaBay, Mr. O’Mara worked at Thymax Corporation and Thomas Research Corp. Mr. O’Mara received a B.A. in Biochemistry from the University of California, Berkeley.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of CymaBay’s common stock as of March 28, 2014 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of CymaBay as a group; and (iv) all those known by CymaBay to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Entities Associated with Alta BioPharma(2)	1,123,600	11.08%
Entities with Deerfield Funds(3)	593,206	5.85%
Johnson & Johnson Development Corporation(4)	860,266	8.54%
Entities Associated with Versant Venture Capital(5)	1,123,600	11.08%
Harold E. Van Wart(6)	169,082	1.65%
Sujal Shah(7)	61,834	*
Charles A. McWherter(8)	55,265	*
Louis G. Lange(9)	53,337	*
Hari Kumar(10)	9,340	*
Edward E. Penhoet(11)	9,340	*
Kurt von Emster(12)	32,818	*
Carl Goldfischer(13)	56,069	*
All executive officers and directors as a group (8 persons)(14)	447,085	4.28%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, CymaBay believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,064,495 shares outstanding on March 28, 2014, adjusted as required by rules promulgated by the SEC.
(2)	Alta BioPharma Partners III, L.P. (“ABPIII”) has sole voting and dispositive control over 960,433 shares of Common Stock and warrants to purchase 68,693 shares of Common Stock, except that Alta BioPharma Management III, LLC (“ABMIII”), the general partner of ABPIII, and Farah Champsi (“Champsi”), and Edward Hurwitz (“Hurwitz”), and Edward Penhoet (“Penhoet”), directors of ABMPIII, may be deemed to share the right to direct the voting and dispositive control over such stock. Alta BioPharma Partners III GmbH & Co. Beteiligungs KG (“ABPIIIKG”) has sole voting and dispositive control over 64,501 shares of Common Stock and warrants to purchase 4,613 shares of Common Stock, except that Alta BioPharma Management III, LLC (“ABMIII”), the managing limited partner of ABPIIIKG, Champsi, Penhoet, and Hurwitz, directors of ABMPIII, may be deemed to share the right to direct the voting and dispositive control over such stock. Alta Embarcadero BioPharma Partners III, LLC (“AEBPIII”) has sole voting and dispositive control over 23,668 shares of Common Stock and warrants to purchase 1,692 shares of Common Stock, except that Champsi, Penhoet, and Hurwitz, managing directors of AEBPIII, may be deemed to share the right to direct the voting and dispositive control over such stock. Alta Partners III, Inc. provides investment advisory services to several venture capital funds including, ABPIII, ABPIIIKG and AEBPIII. Alta Partners III, Inc. is a venture capital firm with an office in San Francisco. Alta Partners III, Inc. is a California Corporation. ABPIII is a Delaware Limited Partnership. ABPIIIKG is a German Limited Partnership, and AEBPIII is a California Limited Liability Company. The address of the Alta BioPharma entities is: One Embarcadero Center, Suite 3700, San Francisco, CA 94111.
(3)

Consists of 255,071 shares of common stock and warrants exercisable for 35,920 shares of common stock held by Deerfield Special Situations International Master Fund, L.P., and 258,135 shares of common stock and warrants exercisable for 44,080 shares of common stock held by Deerfield Special Situations Fund, LP

(collectively, the “Deerfield Funds”). Deerfield MGMT, L.P. (“Deerfield MGMT”) is the general partner, and Deerfield Management Company, L.P. (“Deerfield Management”) is the investment advisor, of the Deerfield Funds, James E. Flynn, president of the general partners of Deerfield MGMT and Deerfield Management, holds voting and dispositive power over the shares held by the Deerfield Funds. The address of the Deerfield Funds is 780 Third Avenue 37th Floor, New York, NY 10017.
(4)	Consists of 850,266 shares of common stock and warrants exercisable for 10,000 shares of common stock held by the Johnson & Johnson Development Corporation. Linda M. Vogel, Manager, Operations of Johnson & Johnson Development Corporation (“JJDC”) exercises voting and dispositive power over the shares held by JJDC. The address of JJDC is: 410 George St., New Brunswick, NJ 08901.
(5)	Consists of 19,358 shares of common stock and warrants exercisable for 1,384 shares of common stock held by Versant Side Fund II, L.P., 9,116 shares of common stock and warrants exercisable for 652 shares of common stock held by Versant Affiliates Fund II-A, L.P., and 1,020,127 shares of common stock and warrants exercisable for 72,963 shares of common stock held by Versant Venture Capital II, L.P. Versant Ventures II, LLC, the general partner of Versant Venture Capital II, L.P., Versant Side Fund II, L.P. and Versant Affiliates Fund II-A (collectively, the “Versant Funds”), has the authority to vote for or dispose of the CymaBay stock held by the Versant Funds. The managing directors of the general partners are Brian Atwood, Sam Colella, Ross Jaffe, Bill Link, Barbara Lubash, Don Milder, Rebecca Robertson, Charles Warden and Brad Bolzon, who share voting and signing authority with respect to the general partner. The address of The Versant Funds is: 3000 Sand Hill Rd., Building 4, Suite 210, Menlo Park, CA 94025.
(6)	Includes shares issuable upon options to acquire 168,624 shares of common stock exercisable within 60 days of March 28, 2014.
(7)	Includes shares issuable upon options to acquire 61,834 shares of common stock exercisable within 60 days of March 28, 2014.
(8)	Includes shares issuable upon options to acquire 55,265 shares of common stock exercisable within 60 days of March 28, 2014.
(9)	Includes shares issuable upon options to acquire 51,891 shares of common stock exercisable within 60 days of March 28, 2014.
(10)	Includes shares issuable upon options to acquire 9,340 shares of common stock exercisable within 60 days of March 28, 2014.
(11)	Includes shares issuable upon options to acquire 9,340 shares of common stock exercisable within 60 days of March 28, 2014.
(12)	Consists of 17,326 shares held by The Konrad Hans von Emster III and Elizabeth F. von Emster Revocable Trust dated January 18, 2005, shares issuable upon exercise of warrants to acquire 2,000 shares of common stock and shares issuable upon options to acquire 13,492 shares of common stock within 60 days of January 15, 2014.
(13)	Includes 41 shares of common stock held by Bay City Capital LLC, 43,824 shares of common stock held by The Bay City Capital Fund II, L.P. and 2,864 shares of common stock held by The Bay City Capital Fund II Co-Investment Fund, L.P. (collectively the “Bay City Capital Funds”), and shares issuable upon options to acquire 9,340 shares of common stock exercisable within 60 days of January 15, 2014. Carl Goldfischer is a managing director of Bay City Capital Funds, and has voting and investment control over the shares owned by the Bay City Capital Funds. Mr. Goldfischer disclaims beneficial ownership of the shares owned by the Bay City Capital Funds, except to the extent of his pecuniary interest therein.
(14)	Consists of shares held by each executive officer and director including the shares described in footnotes 6 through 13 above

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires CymaBay’s directors and executive officers, and persons who own more than ten percent of a registered class of CymaBay’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of CymaBay. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish CymaBay with copies of all Section 16(a) forms they file.

To CymaBay’s knowledge, based solely on a review of the copies of such reports furnished to CymaBay and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that 10 reports, covering an aggregate of 22 transactions, were filed late by Dr. Lange, Mr. Shah, Dr. McWherter, Dr. Van Wart, Mr. von Emster, Dr. Kumar, Dr. Penhoet and Dr. Goldfischer.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ending December 31, 2013 and 2012, by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our Senior Vice President and Chief Scientific Officer, each of whom were serving as executive officers in 2013. The officers listed below are collectively referred to herein as the “Named Executive Officers.”

Name	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
Harold Van Wart, Ph.D.	2013	431,469	50,000	1,236,754	14,856	(3)	1,733,079
President and Chief Executive Officer	2012	411,830	—	26,353	12,430	(3)	450,613

Sujal Shah(4)	2013	13,750	—	497,025	310,900	(5)	821,675
Chief Financial Officer	2012	—	—	—	—		—

Charles A. McWherter, Ph.D.	2013	330,967	35,000	373,614	17,230	(3)	756,811
Senior Vice President and Chief Scientific Officer	2012	327,309	—	11,400	13,755	(3)	352,464

(1)	These amounts are not cash compensation, but represent the aggregate fair value of the stock option grants and incentive awards received by our Named Executive Officers. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 11 to our financial statements in this prospectus regarding assumptions underlying valuation of equity awards. The table above includes options granted from the 2003 Equity Incentive Plan which generally vest and are exercisable over forty-eight (48) months from the grant date and are fully vested within four years from the grant date subject to the optionee’s continued employment or service with CymaBay. The options issued under our 2003 Equity Incentive plan generally have a maximum term of ten years, subject to earlier termination in certain situations related to cessation of employment or service. Certain of the options issued under our 2003 Equity Incentive Plan were amended by our Compensation Committee in December 2014 to provide that they shall have an exercise price per share equal to $5.00 and shall have an exercisable term through December 22, 2023. The table above also includes options granted from the 2013 Equity Incentive Plan, 1/3 of which are vested and immediately exercisable upon the date of grant and the remainder which vest in equal monthly installments over forty-eight months from the date of grant, subject to optionee’s continued employment or services with CymaBay. The options issued under the 2013 Equity Incentive Plan generally have a maximum term of 10 years, subject to earlier termination in certain situations related to cessation of employment or services.
(2)	The table above also includes incentive awards issued from our 2013 Equity Incentive Plan that may be settled at the sole discretion of CymaBay, by either (1) the holder’s purchase of the number of shares of our common stock at the exercise price per share on the date of grant or (2) the holder’s receipt of a cash payment equal to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share on the date of grant, multiplied by the portion of the award being exercised. In the event our stockholder’s do not approve an increase to the number of shares reserved for issuance under our 2013 Equity Incentive Plan prior to December 2016, the incentive awards will vest in full on the second anniversary of the date of grant, provided however, in the event our stockholders do approve an increase to the share reserve of our 2013 Equity Incentive Plan, then 1/48 of the shares subject to the incentive award shall vest and be exercisable (retroactive to the date of grant) each month as measured from the date of grant, subject to the holder’s continuous service as of such date; provided, however, 100% of the shares subject to the incentive awards shall accelerate and be fully exercisable immediately prior to the consummation of any change of control.
(3)	Represents health insurance, group term life insurance, accidental death and dismemberment insurance, and disability insurance premiums paid by the company.

(4)	Mr. Shah was appointed as interim Chief Financial Officer of CymaBay in October, 2013 and joined CymaBay as its Chief Financial Officer in December, 2013.
(5)	Represents amounts earned by Mr. Shah from January 2013 to December 2013 in connection with consulting services to CymaBay prior to being appointed as our Chief Financial Officer.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2013. The share numbers below give retroactive effect to the reverse stock split that occurred on September 30, 2013. Stock options were granted pursuant to our 2003 Equity Incentive Plan and 2013 Equity Incentive Plan (collectively the “Plans”).

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Harold Van Wart, Ph.D.	5,974	(1)	0	5.00	12/22/2023
	4,402	(2)	0	4.77	01/24/2022
	24,600	(2)	0	5.00	12/22/2023
	75,011	(3)	132,713	5.00	10/30/2023
	0	(4)	95,977	5.00	12/22/2023
	31,036	(3)	62,070	5.00	12/22/2023

Sujal Shah	0	(4)	38,917	5.00	12/22/2023

Charles A. McWherter, Ph.D.	1,886	(1)	0	5.00	12/22/2023
	1,205	(2)	1,310	4.77	01/24/2022
	5,660	(2)	0	5.00	12/22/2023
	22,544	(3)	39,886	5.00	10/30/2023
	0	(4)	31,134	5.00	12/22/2023

(1)	These options were granted from the 2003 Equity Incentive Plan. The option vests in equal monthly installments of over forty-eight (48) months, provided however, that initially, the vesting did not commence until achievement of a milestone, such that upon achievement of such milestone, the number of shares that would have vested under the option equal to the number of months between the date of grant and the date of achievement of the milestone vested and thereafter 1/48 of the shares underlying the option vest monthly thereafter subject to the optionee’s continued employment or service with CymaBay. The options generally have a maximum term of 10 years, subject to earlier termination in certain situations related to cessation of employment or service. These options were amended by our Board of Directors on December 23, 2013, to extend the term of the option for an additional 10 years.
(2)	These options were granted from the 2003 Equity Incentive Plan and vest and are exercisable in equal monthly installments over forty-eight (48) months from the grant date and are fully vested within four years from the grant date subject to the optionee’s continued employment or service with CymaBay. The options generally have a maximum term of 10 years, subject to earlier termination in certain situations related to cessation of employment or service. Certain of these options were amended by our Board of Directors on December 23, 2013, to provide that they shall have an exercise price per share equal to $5.00 and to extend the term of the option for an additional 10 years.
(3)	These options were granted from the 2013 Equity Incentive Plan and 1/3 of the shares underlying these options are fully vested on the date of grant and the remainder vest in equal monthly installments over the following forty-eight (48) months and are fully vested within four years from the grant date subject to the optionee’s continued employment or service with CymaBay. The options generally have a maximum term of 10 years, subject to earlier termination in certain situations related to cessation of employment or service.

(4)	These incentive awards were issued from our 2013 Equity Incentive Plan and may be settled at the sole discretion of CymaBay, by either (1) the holder’s purchase of the number of shares of our common stock at the exercise price per share on the date of grant or (2) the holder’s receipt of a cash payment equal to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share on the date of grant, multiplied by the portion of the award being exercised. In the event our stockholder’s do not approve an increase to the number of shares reserved for issuance under our 2013 Equity Incentive Plan prior to December 2016, the incentive awards will vest in full on the second anniversary of the date of grant, provided however, in the event our stockholders do approve an increase to the share reserve of our 2013 Equity Incentive Plan, then 1/48 of the shares subject to the incentive award shall vest and be exercisable (retroactive to the date of grant) each month as measured from the date of grant, subject to the holder’s continuous service as of such date; provided, however, 100% of the shares subject to the incentive awards shall accelerate and be fully exercisable immediately prior to the consummation of any change of control.

Employment Contracts and Termination of Employment and Change of Control Arrangements

Chief Executive Officer

CymaBay entered into an employment letter agreement with Dr. Harold Van Wart on November 21, 2013. Dr. Van Wart serves as Chief Executive Officer of the company.

Base Salary, Bonus, Benefits: Pursuant to the terms of his employment agreement, Dr. Van Wart earns an annual base salary of $500,000. In addition, Dr. Van Wart is eligible to receive a bonus of up to 50% of his base salary pursuant to his participation in the company’s annual bonus program. The actual amount of Dr. Van Wart’s bonus will be determined by the Board of Directors in its sole discretion based upon its evaluation of Dr. Van Wart’s performance, the company’s performance and other considerations it deems relevant. In addition, Dr. Van Wart is entitled to participate in any employee benefit plans that the company may from time to time have in effect for its employees. Dr. Van Wart is also eligible to participate in an individual disability income protection plan. The company will reimburse Dr. Van Wart for reasonable business expenses incurred in the discharge of his duties in accordance with the general practices and policies of the company and subject to the company’s annual expense budget.

Stock Option Grant: Pursuant to the terms of his employment agreement, Dr. Van Wart was granted stock options to purchase 349,014 shares of the company’s common stock and an incentive award to purchase 95,997 shares of the company’s common stock. 1/3 of the shares subject to Dr. Van Wart’s stock option were vested at the time of grant, with the remaining shares vesting in 48 equal monthly installments subject to Dr. Van Wart’s continuous service with the company.

Termination: Pursuant to the terms of his employment agreement, Dr. Van Wart entered into an at-will employment relationship with the company. Either Dr. Van Wart or the company may terminate the employment relationship at any time, with or without cause and with or without advance notice. If the company terminates Dr. Van Wart without cause and other than as a result of his death or disability, or if Dr. Van Wart resigns for good reason, Dr. Van Wart will be eligible to receive 12 months of his current base salary. In addition, Dr. Van Wart is eligible to receive his annual bonus amount as if all his performance targets have been satisfied. Base salary and bonus severance will be paid in equal installments during the 12 month period following his termination date, provided, however, that no payments will be made to Dr. Van Wart prior to the 60th day following his termination. On the first payroll date following the 60th day following Dr. Van Wart’s termination, the company will pay Dr. Van Wart the severance amounts that he would have received on or prior to such date in a lump sum. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Dr. Van Wart following his termination. Additionally, if Dr. Van Wart elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 12 months following his termination date; (ii) when Dr. Van Wart attains full-time employment or (iii) when

Dr. Van Wart ceases to be eligible for COBRA. Upon termination, the vesting of Dr. Van Wart’s stock options will be accelerated as to the number of shares that would have vested if Dr. Van Wart had been in service for an additional 12 months following his termination date. Dr. Van Wart’s benefits are conditioned on his signing a general release of claims against the company and allowing the release to become effective within 60 days after his termination date.

Termination for Cause, Death or Disability and Resignation for Good Reason: If Dr. Van Wart’s employment is terminated for cause or because of death or disability or in the event Dr. Van Wart resigns for good reason, he will receive only the payment of his accrued salary and vacation and such other benefits as expressly required in such event by applicable law or the terms of any applicable benefit plans.

Change in Control: At the close of a change in control, Dr. Van Wart’s outstanding stock options will become vested and exercisable with respect to 50% of his then-unvested shares of the company’s common stock.

If within 12 months following a change in control, the company or a successor corporation terminates Dr. Van Wart’s employment without cause and other than as a result of his death or disability, or if Dr. Van Wart resigns for good reason, Dr. Van Wart will be eligible to receive 18 months of his current base salary. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Dr. Van Wart following his termination. If Dr. Van Wart elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 18 months following his termination date; (ii) when Dr. Van Wart attains full-time employment or (iii) when Dr. Van Wart ceases to be eligible for COBRA. In addition, Dr. Van Wart is eligible to receive 150% of his annual bonus amount. Upon termination, Dr. Van Wart’s outstanding stock options will become fully vested and exercisable with respect to the remaining 50% of his then-unvested shares of the company’s common stock. Dr. Van Wart’s benefits are conditioned on his signing and making effective a general release of claims against the company on or after his termination date.

Chief Financial Officer

CymaBay entered into an employment letter agreement with Mr. Sujal Shah on December 6, 2013. Mr. Shah serves as Chief Financial Officer.

Base Salary, Bonus, Benefits: Pursuant to the terms of his employment agreement, Mr. Shah earns an annual base salary of $330,000. In addition, Mr. Shah is eligible to receive a bonus of up to 35% of his base salary pursuant to his participation in the company’s annual bonus program. The actual amount of Mr. Shah’s bonus will be determined by the Board of Directors in its sole discretion based upon its evaluation of Mr. Shah’s performance, the company’s performance and other considerations it deems relevant. In addition, Mr. Shah is entitled to participate in any employee benefit plans that the company may from time to time have in effect for its employees. Mr. Shah is also eligible to participate in an individual disability income protection plan. The company will reimburse Mr. Shah for reasonable business expenses incurred in the discharge of his duties in accordance with the general practices and policies of the company and subject to the company’s annual expense budget.

Stock Option Grant: Pursuant to the terms of his employment agreement, Mr. Shah was granted stock options to purchase 155,672 shares of the company’s common stock and an incentive award to purchase 38,917 shares of the company’s common stock. 1/3 of the shares subject to Mr. Shah’s stock option were vested at the time of grant, with the remaining shares vesting in 48 equal monthly installments subject to Mr. Shah’s continuous service with the company.

Termination: Pursuant to the terms of his employment agreement, Mr. Shah entered into an at-will employment relationship with the company. Either Mr. Shah or the company may terminate the employment relationship at any time, with or without cause and with or without advance notice. If the company terminates Mr. Shah without cause and other than as a result of his death or disability, or if Mr. Shah resigns for good reason, and provided Mr. Shah was continuously employed by the company for the one year following the execution of his employment agreement, Mr. Shah will be eligible to receive 12 months of his current base salary. In addition, Mr. Shah is eligible to receive his annual bonus amount as if all his performance targets have been satisfied, pro-rated for the number of months that have elapsed in the year in which his employment terminates, but in no event will Mr. Shah be paid a bonus pro-rated for less than 9 months. Base salary and bonus severance will be paid in equal installments during the 12 month period following his termination date, provided, however, that no payments will be made to Mr. Shah prior to the 60th day following his termination. On the first payroll date following the 60th day following Mr. Shah’s termination, the company will pay Mr. Shah the severance amounts that he would have received on or prior to such date in a lump sum. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Mr. Shah following his termination. Additionally, if Mr. Shah elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 12 months following his termination date; (ii) when Mr. Shah attains full-time employment; or (iii) when Mr. Shah ceases to be eligible for COBRA. Upon termination, the vesting of Mr. Shah’s stock options will be accelerated as to the number of shares that would have vested if Mr. Shah had been in service for an additional 12 months following his termination date. Mr. Shah’s benefits are conditioned on his signing a general release of claims against the company and allowing the release to become effective within 60 days after his termination date.

Termination for Cause, Death or Disability and Resignation for Good Reason: If Mr. Shah’s employment is terminated for cause or because of death or disability or in the event Mr. Shah resigns for good reason, he will receive only the payment of his accrued salary and vacation and such other benefits as expressly required in such event by applicable law or the terms of any applicable benefit plans.

Change in Control:

At the close of a change in control, provided Mr. Shah was continuously employed by the company for the one year following the execution of his employment agreement, Mr. Shah’s outstanding stock options will become vested and exercisable with respect to 50% of his then-unvested shares of the company’s common stock.

If within 12 months following a change in control, the company or a successor corporation terminates Mr. Shah’s employment without cause and other than as a result of his death or disability, or if Mr. Shah resigns for good reason, Mr. Shah will be eligible to receive 12 months of his current base salary. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Mr. Shah following his termination. If Mr. Shah elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 15 months following his termination date; (ii) when Mr. Shah attains full-time employment; or (iii) when Mr. Shah ceases to be eligible for COBRA. In addition, Mr. Shah is eligible to receive 125% of his annual bonus amount. Upon termination, Mr. Shah’s outstanding stock options will become fully vested and exercisable with respect to the remaining 50% of his then-unvested shares of the company’s common stock. Mr. Shah’s benefits are conditioned on his signing and making effective a general release of claims against the company on or after his termination date.

Senior Vice President and Chief Scientific Officer

CymaBay entered into an employment letter agreement with Dr. Charles A. McWherter on November 21, 2013. Dr. McWherter serves as Senior Vice President and Chief Scientific Officer.

Base Salary, Bonus, Benefits: Pursuant to the terms of his employment agreement, Dr. McWherter earns an annual base salary of $343,000. In addition, Dr. McWherter is eligible to receive a bonus of up to 35% of his base salary pursuant to his participation in the company’s annual bonus program. The actual amount of Dr. McWherter’s bonus will be determined by the Board of Directors in its sole discretion based upon its evaluation of Dr. McWherter’s performance, the company’s performance and other considerations it deems relevant. In addition, Dr. McWherter is entitled to participate in any employee benefit plans that the company may from time to time have in effect for its employees. Dr. McWherter is also eligible to participate in an individual disability income protection plan. The company will reimburse Dr. McWherter for reasonable business expenses incurred in the discharge of his duties in accordance with the general practices and policies of the company and subject to the company’s annual expense budget.

Stock Option Grant: Pursuant to the terms of his employment agreement, Dr. McWherter was granted stock options to purchase 114,476 shares of the company’s common stock and an incentive award to purchase 31,134 shares of the company’s common stock. 1/3 of the shares subject to Dr. McWherter’s stock option were vested at the time of grant, with the remaining shares vesting in 48 equal monthly installments subject to Dr. McWherter’s continuous service with the company.

Termination: Pursuant to the terms of his employment agreement, Dr. McWherter entered into an at-will employment relationship with the company. Either Dr. McWherter or the company may terminate the employment relationship at any time, with or without cause and with or without advance notice. If the company terminates Dr. McWherter without cause and other than as a result of his death or disability, or if Dr. McWherter resigns for good reason, Dr. McWherter will be eligible to receive 12 months of his current base salary. In addition, Dr. McWherter is eligible to receive his annual bonus amount as if all his performance targets have been satisfied, pro-rated for the number of months that have elapsed in the year in which his employment terminates, but in no event will Dr. McWherter be paid a bonus pro-rated for less than 9 months. Base salary and bonus severance will be paid in equal installments during the 12 month period following his termination date, provided, however, that no payments will be made to Dr. McWherter prior to the 60th day following his termination. On the first payroll date following the 60th day following Dr. McWherter’s termination, the company will pay him the severance amounts that he would have received on or prior to such date in a lump sum. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Dr. McWherter following his termination. Additionally, if Dr. McWherter elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 12 months following his termination date; (ii) when Dr. McWherter attains full-time employment; or (iii) when Dr. McWherter ceases to be eligible for COBRA. Upon termination, the vesting of Dr. McWherter’s stock options will be accelerated as to the number of shares that would have vested if Dr. McWherter had been in service for an additional 12 months following his termination date. Dr. McWherter’s benefits are conditioned on his signing a general release of claims against the company and allowing the release to become effective within 60 days after his termination date.

Termination for Cause, Death or Disability and Resignation for Good Reason: If Dr. McWherter’s employment is terminated for cause or because of death or disability or in the event Dr. McWherter resigns for good reason, he will receive only the payment of his accrued salary and vacation and such other benefits as expressly required in such event by applicable law or the terms of any applicable benefit plans.

Change in Control: At the close of a change in control, Dr. McWherter’s outstanding stock options will become vested and exercisable with respect to 50% of his then-unvested shares of the company’s common stock.

If within 12 months following a change in control, the company or a successor corporation terminates Dr. McWherter’s employment without cause and other than as a result of his death or disability, or if Dr. McWherter resigns for good reason, Dr. McWherter will be eligible to receive 12 months of his current base salary. Such severance amounts will be reduced by any employment or consulting arrangements obtained by Dr. McWherter following his termination. If Dr. McWherter elects to continue his group health benefits under COBRA, the company will pay his premiums for COBRA coverage until the earlier of (i) the 15 months following his termination date; (ii) when Dr. McWherter attains full-time employment; or (iii) when Dr. McWherter ceases to be eligible for COBRA. In addition, Dr. McWherter is eligible to receive 125% of his annual bonus amount. Upon termination, Dr. McWherter’s outstanding stock options will become fully vested and exercisable with respect to the remaining 50% of his then-unvested shares of the company’s common stock. Dr. McWherter’s benefits are conditioned on his signing and making effective a general release of claims against the company on or after his termination date.

For the purpose of the employee agreements summarized above:

“Cause” means: (i) conviction of, or plea of no contest, with respect to, any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) participation in a fraud or act of dishonesty that results in material harm to the company; (iii) intentional material violation of any contract or agreement between the executive and the company, including but not limited to the executive’s employment agreement or Employee Agreement on Confidential Information and Inventions, or the executive’s violation of any statutory duty that he owes to the company, but only if the executive does not correct any such violation within 30 days after written notice has been provided to the executive; or (iv) gross negligence or willful neglect of the executive’s job duties, as determined by the Board of Directors in good faith, but only if the executive does not correct such violation within 30 days after written notice has been provided to the executive (if such notice is reasonably practicable).

“Good reason” means: (i) the material reduction in responsibilities, authorities or functions as an employee of the company; (ii) a material reduction in level of compensation; (iii) a relocation material change of the executive’s place of employment that results in an increase to his round trip commute of more than 20 miles; or (iv) the company’s material breach of this letter agreement. Notwithstanding the foregoing, the executive must provide written notice to the general counsel of the company within 30 days after the date on which such event first occurs, and allow the company 30 days during which the company may attempt to rescind or correct the matter giving rise to good reason. If the company does not rescind or correct the conduct giving rise to good reason to the executive’s reasonable satisfaction by the expiration of such period, the executive’s employment will then terminate with good reason as of such thirtieth day.

“Change in control” means an event or a series of related events such as: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company; (ii) a merger or consolidation in which the company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company. A change in control will only occur if the stockholders of the company immediately before the transaction do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities of the company.

In addition, each of the employment agreements contains a “gross up” provision, which provides that if any of the executive officer’s payments constitutes a parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and is subject to the excise tax under Code Section 4999, such executive will be entitled to receive from the company an additional payment in an amount equal to (i) all excise taxes (including any interest or penalties imposed with respect to such taxes) imposed on such parachute payments (the “reimbursement payment”) and (ii) all federal, state and local income taxes, employment taxes and any excise taxes that may be imposed on the reimbursement payment.

Stock Options

In August 2003, the company’s stockholders approved the 2003 Equity Incentive Plan (2003 Plan), under which shares of common stock are reserved for the granting of options, stock bonuses, and restricted stock awards by the company. These awards may be granted to employees, members of the Board of Directors, and consultants to the company. The 2003 Plan terminated in accordance with its terms on July 31, 2013 and replaced the 1993 Stock Option Plan, which had similar terms.

The 2003 Plan permits the company to (i) grant incentive stock options to directors and employees at not less than 100% of the fair value of common stock on the date of grant; (ii) grant nonqualified options to employees, directors, and consultants at not less than 85% of fair value; (iii) award stock bonuses; and (iv) grant rights to acquire restricted stock at not less than 85% of fair value. Options generally vest over a four- or five year period and have a term of ten years. Options granted to 10% stockholders have a maximum term of five years and require an exercise price equal to at least 110% of the fair value on the date of grant. The exercise price of all options granted to date has been at least equal to the fair value of common stock on the date of grant. Restricted stock units granted in 2007 vested over a four- or five-year period, subject to certain performance conditions, and terminated on August 19, 2012.

On September 25, 2013, our stockholders approved the 2013 Equity Incentive Plan, or 2013 Plan, under which shares of our common stock are reserved for issuance pursuant to stock awards, including, but not limited to, incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and performance cash awards. We have reserved an aggregate of 577,294 shares under the plan for issuance pursuant to stock awards, including shares which may be returned to the share reserve under options outstanding as of September 25, 2013, under the 2003 Plan. In addition, the share reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2014, in an amount equal to 5% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year, unless the Board determines otherwise prior to December 31st of such calendar year. As of March 28, 2014, we had issued options outstanding for an aggregate of 906,796 shares of our common stock under the 2013 Plan.

In the past, our Board of Directors has determined the fair market value of our common stock based upon inputs including valuation reports prepared by third party valuation firms. Generally, our stock options granted to new hires have vested as 25% of the total number of option shares granted on the first anniversary of the award and in equal monthly installments over the ensuring 36 months, whereas subsequent grants to employees generally vest in equal monthly installments over 48 months. We have offered our Executive Officers the opportunity to purchase the unvested shares subject to their options, with the company retaining a right to repurchase from the employee any shares that remain unvested if the employee’s services with us terminate prior to the date on which the options are fully vested.

Director Compensation

The following table shows for the fiscal year ended December 31, 2013, certain information with respect to the compensation of all non-employee directors of CymaBay:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) (2)(3) ($)	Total ($)
Louis G. Lange, M.D., Ph.D.	19,096	153,918	173,014
Carl Goldfischer, M.D.	13,142	33,055	46,197
Hari Kumar, Ph.D.	10,447	33,055	43,501
Edward E. Penhoet, Ph.D.	9,211	33,055	42,266
Kurt von Emster, CFA	9,829	38,451	48,280
Eric Converse(4)	—	—	—
Anthony B. Evnin, Ph.D.(5)	—	—	—

(1)	These amounts are not cash compensation, but rather the aggregate fair value of the equity compensation paid to our non-employee directors during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 11 to our financial statements contained in our Annual Report on Form 10-K as filed with the SEC on March 31, 2014 regarding assumptions underlying valuation of equity awards.
(2)	Assumptions made in the valuation of stock options granted are discussed in Note 11 to CymaBay’s financial statements in our Annual Report on Form 10-K as filed with the SEC on March 31, 2014. Reflects the aggregate grant date fair value computed in accordance with ASC 718. Each director received only one option grant award in 2013, the fair market value of which is reflected in the table.
(3)	Includes incentive awards issued from our 2013 Equity Incentive Plan that may be settled at the sole discretion of CymaBay, by either (1) the holder’s purchase of the number of shares of CymaBay’s common stock at the exercise price per share on the date of grant or (2) the holder’s receipt of a cash payment equal to the excess of the fair market value of one share of CymaBay’s common stock on the date of exercise over the exercise price per share on the date of grant multiplied by the portion of the award being exercised.
(4)	Mr. Converse resigned from the Board of Directors effective September 24, 2013.
(5)	Dr. Evnin resigned from the Board of Directors effective September 26, 2013.

At December 31, 2013, the following non-employee directors held options and incentive awards to purchase the following number of shares:

Name	Options	Incentive Awards
Louis G. Lange, M.D., Ph.D.	30,631	12,972
Carl Goldfischer, M.D.	6,470	2,335
Edward E. Penhoet, Ph.D.	6,470	2,335
Hari Kumar, Ph.D.	6,470	2,335
Kurt von Emster, CFA	8,243	3,372
Eric Converse	0	0
Anthony B. Evnin, Ph.D.	0	0

Non-Employee Director Compensation Policy

In October 2013, our Board adopted a Non-Employee Director Compensation Program intended to compensate our non-employee directors with a combination of cash and equity. Each non-employee director will receive an annual base cash retainer of $35,000 for such service. The chairman of our board of directors will receive an additional annual base cash retainer of $5,000 for this service. In addition, we intend to compensate the members of our board of directors for service on our committees as follows:

•	The chairperson of our audit committee will receive an annual cash retainer of $17,500 for this service, and each of the other members of the audit committee will receive an annual cash retainer of $7,750.

•	The chairperson of our compensation committee will receive an annual cash retainer of $10,000 for such service, and each of the other members of the compensation committee will receive an annual cash retainer of $6,000.

•	The chairperson of our nominating and corporate governance committee will receive an annual cash retainer of $8,750 for this service, and each of the other members of the nominating and corporate governance committee will receive an annual cash retainer of $3,750.

Cash payments described above shall be paid either quarterly or semi-annually at the discretion of the board member. Further, at our first regularly scheduled meeting of the Board in the first quarter each year, our non-employee directors will receive an additional equity award of an option to purchase shares of our common stock equal to 0.035% of our outstanding stock on the date of grant. If a new board member joins our board of directors, the director will receive an initial stock option to purchase shares of our common stock equal to 0.057% of our outstanding stock on the date of grant. Annual option grants and option grants to new board members will vest will be subject to vesting as determined by our Compensation Committee on the date of grant.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

In 2013, CymaBay adopted a written Related-Person Transactions Policy that sets forth CymaBay’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of CymaBay’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which CymaBay and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to CymaBay as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of CymaBay, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to CymaBay of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, CymaBay relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to CymaBay, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of CymaBay and its stockholders, as the Committee determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

2013 Financing

On September 30, 2013, CymaBay issued: (a) 374,999 shares of its common stock and warrants exercisable for 74,998 shares of its common stock to entities affiliated with Alta BioPharma for an aggregate purchase price of $1,874,995 (Ed Penhoet is a director of CymaBay and is affiliated with the Alta BioPharama entities); (b) 10,000 shares of its common stock and warrants exercisable for 2,000 shares of its common stock to The Konrad Hans von Emster III and Elizabeth F. von Emster Revocable Trust dated January 18, 2005 (the “von Emster Trust”) for an aggregate purchase price of $50,000 (Kurt von Emster is a director of CymaBay and affiliated with the von Emster Trust); (c) 50,000 shares of its common stock and warrants exercisable for 10,000 shares of its common stock to JJDC for an aggregate purchase price of $250,000 and 624,944 shares of its common stock to JJDC in cancellation of approximately $16.9 million of debt; (d) 400,000 shares of its common stock and warrants exercisable for 80,000 shares of its common stock to entities affiliated with the Deerfield Funds for an aggregate purchase price of $2,000,000; and (e) 374,999, shares of its common stock and warrants exercisable for 74,999 shares of its common stock to entities affiliated with Versant Venture Capital for an aggregate purchase price of $1,874,995.

CymaBay has entered into indemnity agreements with certain officers and directors which provide, among other things, that CymaBay will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of CymaBay, and otherwise to the fullest extent permitted under Delaware law and CymaBay’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are CymaBay stockholders will be “householding” CymaBay’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or CymaBay. Direct your written request to CymaBay Therapeutics Inc., Secretary, 7999 Gateway Blvd., Suite 130, Newark, CA 94560 or by contacting our Investor Relations at (510) 293-8121. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the 2014 Annual Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

By Order of the Board of Directors

/s/ Sujal Shah
Sujal Shah
Secretary

Newark, California

April 21, 2014

A copy of CymaBay’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013, is available without charge upon written request to: Corporate Secretary, CymaBay Therapeutics, Inc., 7999 Gateway Blvd., Suite 130, Newark, CA 94560.

Appendix A

CYMABAY THERAPEUTICS, INC.

2013 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: SEPTEMBER 25, 2013

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 30, 2013

EFFECTIVE DATE: SEPTEMBER 25, 2013

AMENDED BY THE BOARD OF DIRECTORS: MARCH 18, 2014

SUBJECT TO APPROVAL BY THE STOCKHOLDERS: JUNE 3, 2013

1. GENERAL.

(a) Successor to Prior Plan. The Plan is intended as the successor to the CymaBay Therapeutics, Inc. 2003 Equity Incentive Plan, as amended (the “Prior Plan”). All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan. On or around the Effective Date, the Company filed a an Amended and Restated Certificate of Incorporation to affect a reverse split of its common stock (the “Reverse Split”) and all references to the number of shares set forth herein are shown on a Reverse Split basis.

(i) From and after 12:01 a.m. Pacific time on the Effective Date, with respect to the aggregate number of shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (1) expire or terminate for any reason prior to exercise or settlement; (2) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (3) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 1,550,047 shares (the “Share Reserve”), which number is the sum of (i) 483,160 shares approved by the stockholders on September 30, 2013, plus (ii) an additional 500,000 new shares, plus (iii) 472,753 shares added pursuant to an automatic increase that occurred on January 1, 2014 plus (iv) the number of shares that are Returning Shares (which was 94,134 shares as of the Effective Date), as such shares become available from time to time. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2023, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 5,000,000 shares of Common Stock.

(d) Section 162(m) Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i) A maximum of 1,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of 1,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $1,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs ninety (90) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date which occurs 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. EFFECTIVE DATE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

This Plan will become effective on the Effective Date. In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock

Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12. CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Effective Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means, as of the Effective Date, the common stock of the Company, having one vote per share.

(l) “Company” means CymaBay Therapeutics, Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, and (ii) the date this Plan is adopted by the Board.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; and (xxxx) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(nn) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this CymaBay Therapeutics , Inc. 2013 Equity Incentive Plan, as it may be amended.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Securities Act” means the Securities Act of 1933, as amended.

(ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(bbb) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

0                    ¢

CYMABAY THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on June 3, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Harold Van Wart and Sujal Shah as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of CYMABAY THERAPEUTICS, INC. held of record by the undersigned at the close of business on April 17, 2014 at the Annual Meeting of Stockholders to be held June 3, 2014, at 9:00 am Pacific Time at 7677 Gateway Blvd., Conference Center 2nd Floor, Bay Room, Newark, CA 94560, and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

CYMABAY THERAPEUTICS, INC.

June 3, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18519

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect the CymaBay Therapeutics, Inc. Board of Directors’ six nominees as directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

						FOR	AGAINST	ABSTAIN
				2.	To approve the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, as amended to increase the aggregate number of shares of the company’s common stock authorized for issuance under the plan by 500,000 shares.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Harold Van Wart ¡ Kurt von Emster ¡ Edward E. Penhoet ¡ Hari Kumar ¡ Carl Goldfischer ¡ Louis G. Lange		3.

To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors of CymaBay Therapeutics, Inc. as the independent registered public accounting firm of CymaBay Therapeutics, Inc. for the fiscal year ending December 31, 2014.

						☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1 and “FOR” Proposal 2 and Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢